Exhibit 10.1

MASTER OEM AGREEMENT

Between

HEWLETT-PACKARD COMPANY

And

STRATASYS, INC.

Dated as of
January 18, 2010
(“Effective Date”)

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.
i

AGREEMENT INDEX

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.
i

SECTION 8. SUPPORT SERVICES		7
8.01	Training and Documentation	7
8.01.1	Support Technical Documentation	7
8.01.2	Support Technical Documentation Updates	8
8.01.3	Training to HP Support Organization	8
8.02	Scope of Technical Support Services	8
8.02.1	Support Staff	8
8.02.2	Support responses and escalation	8
8.03	Refurbishment of Spare Parts and *** Spare Parts	8
8.04	Survival of Support Obligations	8
SECTION 9. PACKAGING		9
9.01	Packaging	9
9.02	Responsibility for Damage	9
SECTION 10. PRICES AND PAYMENT TERMS		9
10.01	Product Prices	9
10.02	Invoicing and Payment Procedure	9
10.03	Post-Warranty Spare Parts	9
SECTION 11. PRODUCT WARRANTIES		10
11.01	Products Limited Warranty	10
11.02	Warranty Period	10
11.03	Warranty Obligations	10
11.04	AIR Limited Warranties	10
11.05	AIR *** Rates	11
11.06	DISCLAIMER	11
SECTION 12. NONCOMPLYING PRODUCTS		11
12.01	Noncomplying Product when AIR below or equal to Threshold (under PRD specification)	11
12.02	Non-Complying Product when AIR is above Threshold and below *** Limit	11
12.03	Noncomplying Product when AIR is above ***	11
12.04	Noncomplying Products When Dead On Arrival	12
12.05	Noncomplying Products because other reasons	12
SECTION 13. PRODUCT REQUIREMENTS AND QUALITY		12
13.01	Product Requirements Process	12
13.02	Quality Plan	12
13.03	Access to Validation Units in Development Phase	13
13.04	Product Serviceability & Diagnosticability	13
13.05	HP’s Right To Inspect	13
SECTION 14. REGULATORY COMPLIANCE INFORMATION		13
14.01	Compliance Obligations	13
14.02	Regulatory Approval Management	13
14.03	MSDS and Other Notices	13
14.04	Record Retention	14
SECTION 15. PRODUCT ACCEPTANCE CRITERIA		14
15.01	Product Acceptance	14
SECTION 16. POST-FSR QUALITY CRITERIA		14
16.01	Quality Tracking	14

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.
ii

SECTION 17. AMENDMENTS AND CHANGES TO PRODUCT		14
17.01	Engineering Process or Design Changes	14
17.02	Firmware/Software Changes	15
17.03	Spare Parts and *** Spare Parts Service Changes	15
17.04	Safety Standard Changes	15
SECTION 18. PRODUCT OBSOLESCENCE		16
18.01	Obsolescence	16
SECTION 19. MARKETING AUTHORITY, TRADEMARKS AND, LICENSING		16
19.01	Marketing Authority; Communications	16
19.02	Trademarks and Limited Licenses	16
19.03	Software License	16
19.04	Documentation License	17
19.05	Reservation of Rights	17
SECTION 20. INTELLECTUAL PROPERTY WARRANTY AND INDEMNIFICATION		17
20.01	Intellectual Property Warranties	17
20.02	Indemnification Obligations	17
20.03	Indemnification Procedures	18
20.04	Exclusions	18
SECTION 21. COUNTRY OF MANUFACTURE CERTIFICATION		19
21.01	Export Certifications	19
21.02	Customs Requirements	19
SECTION 22. TRANSFER PRICE REVIEW		19
22.01	Procedures	19
SECTION 23. CURRENT CHANNELS		19
23.01	HP Offers	19
23.02	STRATASYS Offers	19
SECTION 24. GOVERNMENTAL COMPLIANCE		19
24.01	Compliance with Laws	19
24.02	Compliance with Laws by HP	19
24.03	Compliance Management	20
SECTION 25. FORCE MAJEURE EVENTS		20
25.01	Force Majeure	20
25.02	Effect of Force Majeure	20
SECTION 26. CONFIDENTIAL INFORMATION		21
26.01	Confidentiality Obligations	21
26.02	Exceptions	21
SECTION 27. TERMINATION		22
27.01	***	22
27.02	Termination For Breach	22
27.03	Effect of Termination	22
27.04	Return of Confidential Information	22
27.05	Post-Termination Transition Matters	23
27.06	Survival Section	23
SECTION 28. LIMITATION OF LIABILITY		23
SECTION 29. NEW PRODUCT NEGOTIATIONS		23
29.01	Proposed Products for the *** Market Segment	23

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.
iii

SECTION 30. MISCELLANEOUS		24
30.01	Entire Agreement	24
30.02	Protective Rights Agreement	24
30.03	Nonsolicitation Restrictions	24
30.04	Notices	24
30.05	Independent Contractors	26
30.06	Assignment	26
30.07	Amendments	26
30.08	No Third-Party Beneficiaries	26
30.09	No Publication	27
30.10	Severability	27
30.11	***	27
30.12	*** Discussion	27
30.13	Governing Law; Jurisdiction and Venue	27
30.14	Counterparts	27

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.
iv

Master OEM Agreement

     This Master OEM Agreement (this “Agreement”) is entered as of January 18, 2010 (the “Effective Date”), by and between HEWLETT-PACKARD COMPANY, a US corporation organized under the laws of the State of Delaware, whose principal place of business is 3000 Hanover St., Palo Alto, CA 94304 (“HP”), as negotiated and to be managed by HP’s wide format printing subsidiary, HEWLETT PACKARD ESPAÑOLA, S.L. a Spanish company, with its principal place of business located at Camí de Can Graells, 1-21, 08174 Sant Cugat del Valles, Barcelona, Spain and STRATASYS, INC., a US corporation organized under the laws of the State of Delaware, whose principal place of business is located at 7665 Commerce Way, Eden Prairie, MN 55344, USA (“STRATASYS”).

     HP and STRATASYS may each be individually referred to as a “Party” and collectively as the “Parties”, and, unless otherwise specified, rights available to HP may in all cases be exercised by HP Española.

RECITALS AND OVERVIEW

     HP and STRATASYS have agreed to enter into this Agreement in order to capitalize upon certain technological and market opportunities by entering into a commercial relationship to pursue mutually beneficial business opportunities by HP's purchase and resale of certain STRATASYS products as defined herein and on an OEM basis, all on the terms and conditions set forth in this Agreement.

     NOW THEREFORE, subject to the terms and conditions set forth herein, the Parties agree as follows:

AGREEMENT

SECTION 1. DEFINITIONS AND INTERPRETATIONS

     1.01 Definitions. Certain capitalized terms in this Agreement are defined in and shall have the meanings ascribed in Attachment 1.

     1.02 Headings. The headings of the Sections of this Agreement are marked for convenience only, and shall not be deemed to constitute a part hereof.

     1.03 Construction. As used in this Agreement, all terms used in the singular will be deemed to include the plural, and vice versa, as the context may require. The words "hereof," "herein," and "hereunder" refer to this Agreement as a whole, including the attached exhibits, as the same may from time to time be amended or supplemented, and not to any subdivision in this Agreement. When used in this Agreement. "including" means "including, without limitation." Unless otherwise expressly stated, when a Party's approval or consent is required under this Agreement, such Party may grant or withhold its approval or consent in its discretion. References to "Section", “Attachment”, “Schedule” or "Exhibit" shall be to the applicable Section, Attachment, Schedule or Exhibit of this Agreement. This Agreement has been negotiated by the Parties and reviewed by their respective counsel, and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

SECTION 2. TERM

     2.01 Term of Agreement. The initial term of this Agreement will be from the Effective Date through September 30, 2011, and will be automatically renewed for one year renewal terms, unless either party gives written notice of its intention not to renew at least *** prior to expiration of then-current term (“Term”).

SECTION 3. SCOPE

     3.01 Market Segment. The *** Market Segment is defined by ***. The *** Market Segment is defined by ***.

     The Parties agree that STRATASYS will address its sale efforts within the *** Market Segment, and HP will address its sale efforts within the *** Market Segment.

     Both Parties understand that in order to differentiate the products in those market segments for the purposes of this Agreement, the products *** address the *** Market Segment and those products *** address the *** market segment.

     Notwithstanding the aforementioned, both Parties acknowledge that ***, both market segments ***. The criteria that establish *** one market segment and the other will be ***.

     3.02 *** Product Categories. For clarity purposes, the Parties have tentatively identified the following initial general categories addressing the *** Market Segment:

     ***.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     3.03 Product Types. The Parties have agreed that *** the *** Products will be *** category, as such are further described in the initial and subsequent PRD(s).

SECTION 4. EXCLUSIVE RELATIONSHIPS

     4.01 Exclusivity. STRATASYS will exclusively develop and manufacture products within the Product Categories within the *** Market Segment (as described in Section 3) for HP to sell during the Term and within the Territory. STRATASYS will not ***. Notwithstanding the above, STRATASYS will continue to supply consumables, spare parts, and services for STRATASYS existing installed base as the date of this Agreement.

     HP will exclusively purchase products from STRATASYS within the Product Categories within the *** Market Segment (as described in Section 3), during the Term and to be sold by HP. HP will not sell, during the Term of this Agreement, within the *** Market Segment, products from other third parties. For the Initial Term, the products to be included in this exclusivity include ***. HP also agrees to exclusively purchase from STRATASYS *** as specified in Attachment 11.

     ***.

     4.02 Transition Period. The Parties agree and acknowledge that there is a need for a transition period so that HP may successfully begin exclusive sales of the Products within the Territory, and to enable STRATASYS to fulfill its obligations to existing resellers of STRATASYS Equivalents.

     For this purpose, and as permitted by current STRATASYS contracts and applicable law, the Parties agree to proceed as follows:

(a)	STRATASYS will ***.

(b)	STRATASYS will ***.

(c)	STRATASYS will use its commercially reasonable efforts to ***.

SECTION 5. ORDERS AND FORECASTS

     5.01 Orders. The purchase and sale of the Products shall be made by written or electronic purchase order (“Orders”) issued by HP to STRATASYS for purchase of Products by HP from STRATASYS. HP shall, within *** during the Term, place an Order for Products in the amounts specified in the relevant Forecast for that month. The Delivery Date specified in an Order shall be no later than ***. Each Order will include: (i) Purchase order number, (ii) specifications of type/model number, (iii) quantity of Products, per Lot (iv) Product unit price and total price (v) Eligible Purchaser shipping destination(s); (vi) desired shipping terms consistent with Section 6, (vi) requested Delivery Date taking into account the relevant Lead Times for each ordered Product (including Delivery Dates for partial shipments of the ordered Products on different dates); (vii) shipping and billing address. To the extent of any inconsistency between the terms of an Order and the terms of this Agreement, the terms specified in this Agreement will control and take precedence.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     5.02 Sales to Eligible Purchasers. STRATASYS agrees that each Eligible Purchaser may purchase Products, subject to the terms and conditions of this Agreement. HP agrees that any such purchases by Eligible Purchasers will be made in accordance with the terms of this Agreement.

     5.03 Order Acknowledgment. STRATASYS will confirm its receipt of an Order electronically or through facsimile to HP within *** from receipt from STRATASYS, stating price and expected Delivery Date.

     Any order may be rejected by STRATASYS to the extent such Order exceeds the applicable Forecast. If STRATASYS does not confirm acceptance of any such Order exceeding the Forecast within *** from the date on which STRATASYS receives such Order, any such Order, to the extent exceeding the Forecast, shall deem to have been rejected by STRATASYS. In any case, the Parties will in good faith address the order rejection and pursue future manufacture and delivery of Products within the applicable Lead Time. Additionally, in the event that any Order is within the Forecast, but requests Delivery within a time period shorter than the Lead Time, STRATASYS will not reject the order, but will accept, manufacture and deliver such Products within the Lead Time.

     5.04 Order Address. Orders shall be sent to the following address: 7665 Commerce Way, Eden Prairie, Minnesota 55344.

     5.05 Partial Binding Forecast of Products, except for Spare Parts and *** Spare Parts. On or before *** during the Term, commencing ***, HP shall provide to STRATASYS a rolling partially-binding forecast of its projected Orders for Products in the manner specified in this Section 5 (each, a “Forecast”, and collectively, the “Forecasts”).

     It is understood that *** shall be partially binding, upon HP and STRATASYS with regard to the following ***:

***	***	***	***	***
***	***	***	***	***

     Forecasts for ***.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     In the event that STRATASYS concludes that any Forecast cannot be accomplished STRATASYS will communicate to HP the issue root cause with sufficient time advance, that is within *** after receipt of Forecast notification.

     5.06 Minimum Order Quantities. There is no minimal quantity Orders for the Products.

     5.07 Partial Orders for Consumables. On or before the ***, commencing in ***, HP shall provide to STRATASYS a *** Forecast of its projected Orders for Consumables. The following *** applies to Consumables ***:

***	***	***	***	***
***	***	***	***	***

     5.08 Spare Parts and *** Spare Parts. No Forecasts *** will apply to Spare Parts or *** Spare Parts. Likewise, Spare Parts and *** Spare Parts will be purchased via Orders and delivered within a Lead Time that will not exceed ***.

     5.09 *** Orders for Spare Parts and Consumables. If HP considers it necessary, HP may order Spare Parts and/or Consumables by facsimile or in an electronic format via e-mail on *** basis (“*** Order”), subject to the availability of such Spare Parts and/or Consumables in STRATASYS’s inventory.

     STRATASYS will use its commercially reasonable efforts to perform and satisfy any *** Order accepted by STRATASYS by delivering the ordered Spare Parts and/or Consumables to HP’s designated forwarder within ***, as a target, after the acceptance of such *** Order by STRATASYS. HP will pay any additional expenses related to such *** Orders, which will be communicated by STRATASYS prior to shipment.

     5.10 *** Orders for *** Spare Parts. At the request of an *** Order for *** Spare Parts, STRATASYS agrees to package and ship such *** Spare Parts within a *** Lead Time.

     5.11 Manufacturing Capacity. STRATASYS will have sufficient capacity and the ability to supply *** Products to *** and Maximum Production Capacity parameters. The Maximum Production Capacity (specific number of Products per month) will be reviewed and agreed by both Parties ***. Maximum Production Capacity will be implemented in accordance with the agreed upon ***.

     5.12 Non-Forecasted Product Quantities. For any additional request by HP of more units of the Product than those forecasted and the corresponding to the ***, STRATASYS will use its commercially reasonable best efforts to ensure supply of such Products.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

SECTION 6. INVENTORY MANAGEMENT AND SHIPMENT OF PRODUCTS

     6.01 Shipment Services. Unless otherwise specifically agreed between the Parties in writing, STRATASYS shall procure shipment and delivery of Products ***.

     6.02 Notice of Inability to Deliver Products (not applicable for *** Spare Parts). STRATASYS shall provide HP with *** written notice if STRATASYS becomes aware that it will not be able to deliver the relevant Products on or within ***, or that only a portion of the Products can be delivered on or within ***. Upon receipt by HP of such written notice from STRATASYS, HP shall instruct STRATASYS to: (a) make ***, and to ***; or (b) *** and to *** or (c) to ***.

     6.03 Intentionally Left Blank.

     6.04 Packing List. Each delivery of Products to HP must include a packing list that contains at least the following:

(a)	The Order number and the HP part number;

(b)	The quantity of Products shipped;

(c)	The date of shipment;

(d)	Country of origin; and

(e)	Serial Number (for *** only)

(f)	Lot Numbers (for ***)

     6.05 HP Option to Accept Over-Shipments. In the event that STRATASYS delivers to HP more Products than those ordered by HP under a certain Order, the amount of Products delivered by STRATASYS in excess of the quantities specified in such Order may, in the sole discretion of HP, either be (a) retained by HP and credited to other delivery obligations of STRATASYS under other Orders, or (b) returned to STRATASYS ***.

     6.06 No Advance Shipment. If Products are delivered more than *** in advance of the relevant Delivery Date therefore, HP may, at its option, either (a) retain such Products and credit such Products to other delivery obligations of STRATASYS under other Orders, or (b) return any such Products to STRATASYS, at ***. The risk of transportation, damages or loss of the Products in such event is ***.

     6.07 Special Shipment and Destination Changes. On written notice and request by HP not less than *** prior to Delivery, STRATASYS will use commercially reasonable efforts to rebook Product shipments to change a shipment’s destination. STRATASYS will investigate, price and confirm rebooking options within *** of receipt of notice, assure space bookings (bookings for terrestrial, oceanic and air), as STRATASYS may elect.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     6.08 Title and Risk of Loss. Title to and risk of loss and title to any Products purchased by HP pursuant to this Agreement shall pass from STRATASYS to HP at the time of Delivery of the relevant Product.

SECTION 7. PRODUCT DOCUMENTATION

     7.01 Sales & Sales Training Materials. HP will create all desired sales tools and sales training materials for the Product for HP’s exclusive use in selling these products.

     7.02 End User Documentation. HP will provide STRATASYS with a format in which STRATASYS shall, at *** expense, supply one editable format English-only copy of the operator's manual together with any of its installation/set up instructions, quick reference guides, site preparation guides, Customer Replacement Unit (CRU)/Consumable installation instructions, and any related current end user documentation for each Printer Product, SRS, and Material Bay licensed to HP in printed and electronic formats, as specified in Section 19.04 HP shall use such Documentation to create the HP End User Documentation for the Product, consisting of: (a) multi-language Installation/Set Up instruction document; (b) multi-language Introduction Information Document and (c) DVD containing workstation software, system software (firmware) and multi-language operator manuals. At HP’s request, STRATASYS shall print and include the HP-created Documentation with each Product sold hereunder, provided such Documentation has been provided to STRATASYS in appropriate standard digital files. HP shall own and remain solely liable for all End User Documentation

     7.03 Post-FSR End User Documentation. STRATASYS agrees to assist HP with any and all updates of the End User Documentation, as per HP request due to Specification and /or functional changes.

SECTION 8. SUPPORT SERVICES

     8.01 Training and Documentation.

     8.01.1 Support Technical Documentation. For each *** Product, SRS and Material Bay to be introduced, STRATASYS shall provide English-only technical Documentation required to train the HP Support Organization. Such Documentation includes, but is not limited to training material, service manual (including parts catalog and troubleshooting guides), and any other additional support Documentation as may be reasonably required by HP. For this purpose, HP will define the format/structure of the Documentation to be used as per HP training standards.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

      8.01.2 Support Technical Documentation Updates. STRATASYS will provide HP with the following English-only updates:

(a)
Products training updates: STRATASYS agrees to provide any and all new and /or refined technical content as HP reasonably requests, including any proposed requested timelines. STRATASYS agrees to provide at least one update of the above Documentation *** after the Launch Date of any Products.

(b)	Products Service Manual: the update will be provided *** after the Products’ Launch Date. Any relevant technical change will be documented by STRATASYS.

(c)	Provide HP with the content for service bulletins or field alerts released as to be able to explain Printer Products and/or support process changes for those Products already at the end user’s site.

     8.01.3 Training to HP Support Organization. STRATASYS will provide a *** Each event will have ***. STRATASYS will provide ***. Likewise HP may request ***. STRATASYS will ***. All other ***. HP will ***.

8.02 Scope of Technical Support Services.

     8.02.1 Support Staff. STRATASYS will maintain such number of qualified personnel as is necessary to provide timely and knowledgeable technical and service support to HP’s regional and worldwide level HP support staff as set forth herein.

     8.02.2 Support responses and escalation. HP will be solely responsible for all technical support to end user customers. Notwithstanding, STRATASYS will provide technical escalation support to HP as follows:

(a)	***

(b)	***

     8.03 Refurbishment of Spare Parts and *** Spare Parts. ***

     8.04. Survival of Support Obligations. STRATASYS's obligations to provide technical support services will continue throughout the Term, or *** after the last Delivery of Product under this Agreement, whichever is longer. STRATASYS might agree with HP to extend the Support period beyond these ***. STRATASYS will provide Software updates/upgrades during these ***. These updates/upgrades include changes required due to new Microsoft Windows® or successor operating systems, and may include changes for connectivity standards. STRATASYS will make commercially reasonable efforts to provide such applicable Software versions ***, and in any case provide the changes within ***.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

SECTION 9. PACKAGING

     9.01 Packaging. STRATASYS shall package to prevent physical damage to the Product to be delivered to HP in accordance with the HP Packaging Test Manual requirements (HP document A-5971-3628, as in Attachment 7), and documentation provided to STRATASYS. HP and STRATASYS shall cooperate to ensure that all packaging of the Products are in compliance with applicable international/government regulations and laws. HP reserves the right to alter or modify the HP Packaging Test Manual requirements upon the prior written approval by STRATASYS.

     9.02 Responsibility for Damage. STRATASYS shall be liable for any loss or damage due to its failure to properly preserve, package, handle, or pack Product in accordance with the HP Packaging Test Manual requirements. This applies to the usage of any kind of standard transportation used in any world region or country to transport the products or parts from one place to another.

SECTION 10. PRICES AND PAYMENT TERMS

     10.01 Product Prices. The transfer price of the Products shall be in United States Dollars ($), and are listed in Attachments 4.

     10.02 Invoicing and Payment Procedure. STRATASYS shall invoice HP concurrently with its delivery of the Products order by HP or Eligible Purchasers. HP shall, pay for the Products delivered to it by STRATASYS in accordance with such invoice within *** from the date of STRATASYS’s Delivery Date of the relevant Products. Any such payment by HP shall be made by wire transfer to the bank account set forth in each relevant invoice issued by STRATASYS. Invoices issued by STRATASYS shall reference the relevant Order number, and indicate, any applicable tax (if any), quantities Products shipped by STRATASYS and date of shipment.

     10.03 Post-Warranty Spare Parts. Except as provided in the event of and to remedy any *** in Section 12 below, if the applicable *** Product has an AIR *** of *** (as defined in ***), then HP will pay STRATASYS *** for Spare Parts for such *** Product provided following expiration of the applicable warranty-period. Conversely, if such *** Product has an AIR *** of ***, but equal or less than ***, then HP will pay STRATASYS *** for such Spare Parts sold following expiration of the applicable warranty-period. In the case of AIR ***, see ***, in SECTION 12, NONCOMPLYING PRODUCTS.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

SECTION 11. PRODUCT WARRANTIES

     11.01 Products Limited Warranty. For Products sold by STRATASYS to HP pursuant to the Agreement, STRATASYS warrants to HP that such Products shall:

(a)	Be manufactured, processed, and assembled by STRATASYS or by companies under STRATASYS’ direction.

(b)	Comply with: (a) the applicable PRD specifications; or (b) such other Product specifications as are agreed to by the Parties in writing and attached by amendment to this Agreement.

(c)	Be ***.

(d)	Conform strictly to the requirements of all Orders.

(e)	Be free from defects in design, material and workmanship.

(f)	Be free and clear of all liens, encumbrances, restrictions, and other claims against title or ownership.

(g)	Not violate or infringe any third party Intellectual Property Rights, STRATASYS warrants further that it is not aware of any facts upon which such infringement claim could be made, and that it will promptly notify HP if STRATASYS learns of any claim or any facts upon which such infringement claim could be made.

     11.02 Warranty Period. The Warranty will be valid for a period of *** from the Delivery Date of each ***. The Warranty will be valid for a period of *** from the Delivery Date for ***.

     11.03 Warranty Obligations. During the Warranty periods identified in Section 11.02 above, STRATASYS shall, at its sole cost and expense, deliver to HP the Products and/or instructions that may be necessary to enable HP customer engineers to cure any such malfunction or defect. On an exception basis, when both Parties agree, HP will return Products to STRATASYS. Any and all costs incurred in returning Products to STRATASYS will be covered by HP.

     11.04 AIR Limited Warranties. In addition to the Warranty in Section 11.01 above, the Products shall be free from AIR *** and AIR *** for a *** period from ***, which AIR Limited Warranty shall survive any inspection, delivery, acceptance, or payment by HP. For warranty obligations of AIR Limited Warranties, see Section 12.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     11.05 AIR *** Rates. AIR *** and AIR *** rates are those specified in the applicable PRD.

     11.06 DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTIONS 11 AND 12, STRATASYS MAKES NO OTHER WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, REGARDING ANY PRODUCTS, AND STRATASYS EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

SECTION 12. NONCOMPLYING PRODUCTS

     12.01 Noncomplying Product when AIR below or equal to Threshold (under PRD specification). During warranty phase of the Product, STRATASYS shall, *** deliver to HP the Product and/or instructions that may be necessary to enable HP customer engineers to cure any such malfunction or defect, (as defined in section 11.03). When Product is out of warranty STRATASYS will provide parts at *** (as per section 10.04), and deliver to HP the instructions that may be necessary to enable HP customer engineers to cure any such a malfunction or defect. In any event, the transfer prices are specified in Attachment 4.

     12.02 Non-Complying Product when AIR is above Threshold and below ***. During Warranty phase of the product, STRATASYS shall, *** deliver to HP the Product and/or instructions that may be necessary to enable HP customer engineers to cure any such malfunction or defect (as defined in section 11.03). When Product is out of warranty STRATASYS will provide parts at *** and deliver to HP the instructions that may be necessary to enable HP customer engineers to cure any such malfunction or defect.

     12.03 Noncomplying Product when AIR is above *** During AIR limited warranty period of***, in the case of an ***, HP shall promptly inform STRATASYS in writing (“*** Notice”), and STRATASYS is obligated to, within *** upon the receipt of *** Notice, propose an action plan to fix or repair the affected Product. Further, upon HP’s acceptance of the action plan, STRATASYS shall provide HP with the Product and/or repair instructions necessary for HP to implement this action plan through HP’s service network. The Parties agree to make all reasonable efforts to complete the repair of all of the affected Product within *** upon STRATASYS’s receipt of *** Notice from HP. STRATASYS shall *** for those Affected Products, STRATASYS will also provide the following remedies for any breach of the expanded AIR limited warranty;

          a)     ***

          b)     ***

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

          c)     ***

          d)     ***

     12.04 Noncomplying Products When Dead On Arrival. Dead on Arrival, During the limited warranty period identified in Section 11.01 above, STRATASYS shall replace any Dead on Arrival Products if the information about the defect with adequate proof thereof is received by STRATASYS no later than *** from the proof of receipt of Product. However, no warranty applies later than ***. STRATASYS will replace defective parts, which are found to be Dead on Arrival. HP and STRATASYS agree that all alleged defective parts must be returned to STRATASYS no later than *** after STRATASYS’s request at ***. For refurbished, reworked or repaired Product, warranty will be ***. When DOA rate is over the DOA limits defined in any PRD, then Section 12.03 treatment applies.

     12.05 Noncomplying Products because other reasons. Noncomplying products due to all type of regulatory laws and rules, legal, or other reasons not meeting any of the PRD specifications, will be treated as per defined in different sections of this master agreement.

SECTION 13. PRODUCT REQUIREMENTS AND QUALITY

     13.01 Product Requirements Process. HP and STRATASYS will prepare and agree to a PRD identifying the requirements specifications for those *** Product requiring a PRD. Each PRD will set the desired specifications and functionalities, as well as required procedures to qualify and verify compliance before a Product is accepted by HP for FSR.

     13.02 Quality Plan. STRATASYS agrees to maintain an objective Quality Plan for all Products (either while in development or production). STRATASYS shall, upon HP’s reasonable request and to the extent reasonably possible in STRATASYS’s discretion, provide to HP a copy of STRATASYS’s Quality Plan and test data and results, and will include field metric measurements. Notwithstanding, for the specification in the PRD, STRATASYS will provide HP with requested copies of the Product qualification plan, test data, and results.

     As part of the Quality Plan, STRATASYS also agrees to establish and maintain an objective FRACAS (Failure Reporting and Corrective Action System) for each Product from initial stages in product development. STRATASYS shall, upon HP’s reasonable request and to the extent reasonably possible in STRATASYS discretion, provide to HP a copy of FRACAS matters and status.

     STRATASYS further agrees to maintain a formal regular process of Product continuous improvement, based on field failures, that yields corrective actions to its internal processes (testing, manufacturing, design). HP will have the right to review this process and actions triggered, and to include new elements to be considered in this process.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     13.03 Access to Validation Units in Development Phase. STRATASYS will make available to HP *** of each Product. Any additional Products needed during development will be transferred to HP on loan, or at a *** transfer price. Likewise, during the development phase, each Party will provide access to its development facilities and equipment, as mutually agreed.

     13.04 Product Serviceability & Diagnosticability. STRATASYS will define, implement and qualify, as specified in each applicable PRD, the required functionality to enable such Product to be supported by certified repair technicians through the HP support infrastructure. HP will include any desired support requirement in the PRD.

     13.05 HP’s Right To Inspect. In addition to the rights provided in Section 13.03, HP has the right to inspect, at STRATASYS’s plant, the *** Products and associated manufacturing processes. Manufacturing processes may be inspected at any time during the Term, during Working Days and to be scheduled by and with reasonable prior notice to STRATASYS. HP’s inspection may be for any reason reasonably related to this Agreement, including to assure STRATASYS’s compliance with HP’s requirements. On an exceptional basis, as mutually agreed, HP may inspect any vendor or subcontractor of STRATASYS.

SECTION 14. REGULATORY COMPLIANCE INFORMATION

     14.01 Compliance Obligations. STRATASYS will design and manufacture Products as specified in the applicable PRD, which shall identify those applicable Electromagnetic Compatibility (EMC), Safety and other regulations, as well as applicable technical regulations and worldwide CE marking or similar international certifications for each Product, which PRD may also include, but not be limited to, the latest version of HP’s General Specifications for Environment (GSE), including, but not limited to, the GSE Packaging Requirements, the RoHS Compliance Specifications and GSE Battery Requirements, as referenced in http://www.hp.com/hpinfo/globalcitizenship/environment/pdf/gse.pdf. In addition, STRATASYS will provide HP with access to Product regulatory test results and certifications.

     14.02 Regulatory Approval Management. Upon mutual agreement, STRATASYS will authorize HP to act on its behalf to obtain necessary regulatory approvals and certifications for the marketing of the Product worldwide, and STRATASYS will support HP to this end by providing samples, test reports and documentation as required for this purpose, at ***.

     STRATASYS is responsible to label the Product with all required regulatory marks, codes, text and warning statements necessary for the countries and territories within the Territory for which approval is obtained by either Party.

     14.03 MSDS and Other Notices. During the Term of the Agreement, STRATASYS will provide HP with all English-only, US versions of applicable Material Safety Data Sheets for chemicals, chemical compounds or chemical mixtures transported with or otherwise used or included with any Product. The Parties will also promptly provide each other with any copies of any notice, correspondence, or the details of any oral inquiry from any governmental subdivision regarding the manufacture, shipment, delivery resale or other use of any Product, and will promptly confer and cooperate in the provision of any requested information or other responses required thereunder.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     14.04 Record Retention. STRATASYS will also retain, at all times through ***, all records and materials (as well as archived, indexed backup copies thereof) associated with the design, manufacture and sale of Product, and HP will retain for ***, all records and materials (as well as archived, indexed backup copies thereof) relating to the purchase, marketing and resale of such Product. Except in the event and to the extent such original records or materials are required to be delivered to any governmental agency, all such records and materials and the archival indexed copies thereof will be made available by each Party for confidential review and copying by the other Party or such other Party’s attorneys, accountants or other advisors on reasonable prior notice and during regular Working Day business hours. Additionally, in the event either party desires to destroy any portion of such records or materials between ***, the other party may request that such original records and materials be delivered to it for confidential retention and internal use solely in furtherance of this Agreement, with the requesting party responsible for payment of all applicable packaging and shipping charges.

SECTION 15. PRODUCT ACCEPTANCE CRITERIA

     15.01 Product Acceptance. All Product acceptance criteria will be defined in each applicable PRD. Accepting the Product and passing the FSR checkpoint, as illustrated in Attachment 3, will be conditioned upon meeting, but not limited to, the Product acceptance criteria.

SECTION 16. POST-FSR QUALITY CRITERIA

     16.01 Quality Tracking. The post-FSR quality criteria Product, will be tracked through the agreed-upon PRD quality standards. The Parties will also negotiate and enter into an ongoing assessment and monitoring plan for each Product, for the period from FSR through discontinuance, with such post-FSR plans to be attached and incorporated by modification to the then-current PRD.

SECTION 17. AMENDMENTS AND CHANGES TO PRODUCT

     17.01 Engineering Process or Design Changes. At all times prior to discontinuance thereof, except with the prior written consent of HP, which consent shall not be unreasonably withheld or delayed, and which consent shall be determined in accordance with industry standard engineering changes, STRATASYS shall not make or incorporate in the Products any of the following changes (each, an “EC” and collectively, the “ECs”):

(a)	***;

(b)	***;

(c)	***.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     From and after any Product FSR Date, STRATASYS will give HP notice of any proposed EC at least *** days prior to the first proposed shipment of any *** Products affected by such EC. Regardless any proposed EC, the Lead Time will not be changed unless specifically agreed by both Parties.

     STRATASYS will also notify HP at least *** prior to any geographical relocation of its manufacturing operations, or any material change to its manufacturing processes for any Product manufactured and to be sold to HP under this Agreement.

     17.02 Firmware/Software Changes. STRATASYS will provide Firmware (FW) and Software (SW) support to HP for bug fixing, new Microsoft Windows® or successor operating systems as requested by HP. STRATASYS and HP will agree on a FW/SW release plan with the following terms:
  ***; and
  ***.
     17.03 Spare Parts and *** Spare Parts Service Changes. STRATASYS will notify HP of any EC affecting Spare Parts and *** Spare Parts ***. STRATASYS will use its best efforts to notify HP, at least *** of any such EC.

     Should the EC design change render HP’s inventory of Spare Parts and *** Spare Parts obsolete, HP will have the right to return the defective/obsolete material at its expense to STRATASYS to be replaced ***.

     17.04 Safety Standard Changes. STRATASYS will *** give notice to HP if any upgrade, substitution or other change to any Product is required to meet applicable safety standards, or other governmental statutes, rules, orders or regulations. All affected Product already purchased by HP may, at HP’s election, be upgraded by STRATASYS or HP, with *** to complete such upgrades.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

SECTION 18. PRODUCT OBSOLESCENCE

     18.01 Obsolescence. STRATASYS will continue to supply the relevant Spare Parts, *** Spare Parts, Consumables and Support for any Product to HP for its supply to HP Customers during the Term and for a period of up to *** from the Delivery Date of the last shipment of such Product to HP. Termination or substitution by HP of its supply of any particular Product or termination of this Agreement shall not affect STRATASYS’s obligations as set forth in this section.

SECTION 19. MARKETING AUTHORITY, TRADEMARKS AND, LICENSING

     19.01 Marketing Authority; Communications. HP shall have the sole authority and responsibility to market and resell the Products to the extent it deems appropriate, and in its sole discretion. As agreed by the Parties from time to time, HP ***.

     19.02 Trademarks and Limited Licenses. Each of the Parties acknowledges the other’s exclusive ownership of its Trademarks, and declares that neither Party shall acquire rights in the other’s Trademarks by virtue of anything contained in this Agreement, or the manufacture or distribution of Products. Each Party agrees not to file applications for registration of any Trademarks that are the same or similar to the other Party’s Trademarks, nor to challenge the exclusive rights of the other in such other Party’s Trademarks.

     To the extent required or reasonably necessary to perform hereunder, HP grants STRATASYS a royalty-free, paid-up, nonexclusive license during the Term to use and affix, as directed by HP, and in accordance with any PRD, the HP Packaging Standards and HP Package Design and Labeling Instructions, the HP Trademarks to Products, associated software, Documentation and other materials in connection with its performance under this Agreement. For the avoidance of doubt, STRATASYS is not granted other any right or authority to use Trademarks of HP for any other use unless otherwise authorized by HP in writing.

     STRATASYS grants HP a royalty-free, paid up nonexclusive license during the Term to use and affix, as directed by HP, the STRATASYS Trademarks to Products, associated software, Documentation and other materials in connection with its performance under this Agreement. HP reserves the right and sole authority to determine its use (or nonuse) of STRATASYS Trademarks at any time, and in its sole discretion.

     19.03 Software License. Each Product will include a non-exclusive, royalty free, end user software license to use STRATASYS’S copyrighted, proprietary Catalyst® software, in accordance with and subject to its then-current End User License Agreement terms. The licenses granted by STRATASYS under this Section shall be expressly sublicensable by HP and its Eligible Purchasers through and to end users, under the HP End User License Agreement pre-approved in writing by STRATASYS. STRATASYS certifies that there is no open-source code incorporated into any of its software products licensed to HP attached here in this agreement as Attachment 8.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     19.04 Documentation License. STRATASYS also grants HP a paid-up, royalty free, nonexclusive license in and to any Product Documentation created and owned by STRATASYS. In addition STRATASYS will assist HP staff in converting and editing such Documentation to conform to HP’s Documentation format to use, reproduce, distribute and prepare derivative works in HP’s name. HP may reproduce End User Documentation without STRATASYS’s logo or other identification of source, subject to affixing copyright notices to all copies of Documentation. HP shall have the right to sublicense the license granted to it by STRATASYS under this Section 19.04, upon the prior written consent of STRATASYS.

     19.05 Reservation of Rights. Except as granted under this Section 19, nothing in this Agreement shall grant HP any other license or rights in and to the STRATASYS software embedded in the Products, its Trademarks or any other STRATASYS Intellectual Property Rights; and nothing in this Agreement shall grant STRATASYS any other license or rights in and to any HP Trademarks or other HP Intellectual Property Rights.

SECTION 20. INTELLECTUAL PROPERTY WARRANTY AND INDEMNIFICATION

     20.01 Intellectual Property Warranties. STRATASYS warrants that it owns or has the unrestricted right to exploit all Intellectual Property Rights embodied in any of the Products, and that the sale of the Products, by HP or its Eligible Purchasers, will not infringe the rights to any Intellectual Property Rights of a third party. HP warrants that it owns all HP Trademarks-listed in Attachment 6 and that the display and/or use of the HP Trademarks as specified in Attachment 6 in conjunction with the Products, packaging, Software, Documentation or related materials will not infringe the rights to Trademarks of any third party.

     20.02 Indemnification Obligations. STRATASYS shall defend and indemnify HP, and shall hold harmless HP, its Affiliates, Eligible Purchasers, resellers and end user customers (the “HP Indemnitees”), from any claim that the offer for sale, sale, importation, licensing or leasing or use of any Product, Software or Documentation constitutes an infringement of any third party's Intellectual Property Right (a “STRATASYS IP Claim”). STRATASYS will pay all costs and damages incurred by the HP Indemnitee and will pay any award with respect to any STRATASYS IP Claim or agreed to by STRATASYS in any settlement of such STRATASYS IP Claim.

     HP shall defend and indemnify and shall hold harmless STRATASYS, its Affiliates, vendors and subcontractors (“STRATASYS Indemnitees”), from any claim by a third party that the display or use of any HP Trademarks in connection with manufacturing, importation, distribution of any Product, Software or Documentation infringes the trademarks rights of any such third parties (an ”HP IP Claim”).

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     20.03 Indemnification Procedures. The Party obligated to indemnify and defend as provided above (the “Indemnitor”) hereby agrees to defend any suit or proceeding brought against the Indemnitee entitled to indemnification and defense by any such third party, provided that the Indemnitor is notified promptly in writing of such suit or proceeding, and provided further that the Indemnitor shall receive: (i) full and complete authority to conduct the defense of such suit or proceeding, including its possible settlement, with the Indemnitee hereby agreeing to any such settlement effected by the Indemnitor (other than any settlement requiring the Indemnitee to accept liability or pay any money or which could result in the Indemnitee being in breach of any agreement or arrangement with a third party, which the Indemnitee may decline to accept in its absolute discretion and without in any way affecting the Indemnitor’s obligations under the indemnity set forth in this Section 20); (ii) at the Indemnitor’s sole cost, all information that the Indemnitee may have and that may be pertinent to said defense; and (iii) at the Indemnitor’s sole cost, the Indemnitee’s reasonable cooperation and assistance in conducting said defense. In addition to providing such defense, the Indemnitor shall pay all damages and costs awarded therein against the Indemnitee, provided that the Indemnitee has given the Indemnitor the authority, information and assistance required of it hereunder with respect to such defense.

     20.04 Exclusions. Anything herein to the contrary notwithstanding, with respect to STRATASYS, the provisions of this Section 20, and STRATASYS’s obligations hereunder, shall not apply to any STRATASYS IP Claim which arises from or in connection with any use and/or application by the HP Indemnitee of any Product, Software or Documentation in a manner forbidden by STRATASYS, if the STRATASYS IP Claim would not have occurred but for such forbidden use or application; (ii) unauthorized modification or use of and/or an unauthorized change to such Product, Software or Documentation by the HP Indemnitee; and/or (iii) the combination by the HP Indemnitees, of any Product, Software or Documentation with any other product, system, or sub-system (including, without limitation, integration with a front-end or back-end product) that were not supplied, suggested or induced by STRATASYS, if the STRATASYS IP Claim would not have occurred but for such combination. In the event that any OEM Product Software or Documentation is enjoined under a STRATASYS IP Claim or, in case of an existing STRATASYS IP Claim is likely to be enjoined, STRATASYS shall, ***.

     Anything herein to the contrary notwithstanding, with respect to HP, the provisions of this Section 20, and HP obligations hereunder, shall not apply to any STRATASYS IP Claim which arises from or in connection with an unauthorized modification or use by the STRATASYS Indemnitee of the HP Trademarks, if the HP IP Claim would not have occurred but for such modification or use.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

SECTION 21. COUNTRY OF MANUFACTURE CERTIFICATION

     21.01 Export Certifications. Upon HP’s request, STRATASYS will provide HP with an appropriate certification stating the country of origin for the Products exported from the United States. STRATASYS will affix such labels or other markings of the Products, or the container if there is no room on the Products, as shall be specified by HP, in order to comply with specific customs or other requirements of any countries or territories outside the United States.

     21.02 Customs Requirements. HP shall notify STRATASYS of any requirement from all applicable customs authorities, and STRATASYS will use commercially reasonable efforts to achieve delivery Lead Times with such requirements. Upon HP’s reasonable request, STRATASYS shall assist HP with certification stating the country of origin to satisfy the requirements of: a) the customs authorities of the country of receipt and the countries of HP’s distribution operations; and b) any applicable export licensing regulations, including those of the United States. ***.

SECTION 22. TRANSFER PRICE REVIEW

     22.01 Procedures. ***, the Parties agree to review transfer prices through the ***.

SECTION 23. CURRENT CHANNELS

     23.01 HP Offers. HP will offer STRATASYS’s existing resellers the rights to apply for and qualify as HP resellers for the Products as such are introduced and made available, subject to compliance with HP’s standard rules of engagement for resellers and reseller program criteria for these Products.

     23.02 STRATASYS Offers. It is understood that STRATASYS may offer STRATASYS Equivalents to HP’s existing resellers outside the Territory defined in Attachment 5.

SECTION 24. GOVERNMENTAL COMPLIANCE

     24.01 Compliance with Laws. STRATASYS shall comply with all U.S. federal, state and local laws, rules, and regulations applicable to (a) STRATASYS’s performance of this Agreement, (b) the Products, and/or (c) exportation of the Product, including without limitation, all applicable import and export regulations, environmental regulations, and packaging and labeling regulations.

     24.02 Compliance with Laws by HP. HP shall comply with all applicable federal, state, local and foreign laws, rules, and regulations applicable to (a) HP’s performance of this Agreement, (b) the Products, and/or (c) exportation, importation, marketing, and/or distribution of the Products

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     24.03 Compliance Management. Each Party shall also promptly and fully brief the other Party of any potential changes in applicable laws known to them, and the Parties shall in good faith negotiate and amend this Agreement and all Attachments, Exhibits or Schedules as may be required to comply with applicable laws of any territories in which the Products are being distributed hereunder.

SECTION 25. FORCE MAJEURE EVENTS

     25.01 Force Majeure. Except for any Party’s payment of any amounts due hereunder, or of any other financial obligations of such party, which are all expressly excluded from the provisions of this Section 25, to the extent that either Party to this Agreement is temporarily unable to perform its obligations hereunder, in whole or in part, due to causes beyond such Party’s reasonable control, including, but not limited to, acts of God, acts of war, acts of terrorism, civil disturbance, governmental action, strikes, fire, flood, typhoon, peril or accident at sea, inability to secure materials and transportation or facilities, walkouts or lock-outs or other labor disputes beyond the reasonable control of such Party (a “Force Majeure Event”), the time for performing such obligations will be extended until such time as the Force Majeure Event has been resolved or otherwise mitigated or eliminated so as not to materially impede or prevent performance of such obligations; provided that the Party claiming the benefit of this provision shall provide to the other Party prompt written notice and reasonable evidence of the occurrence of such Force Majeure Event, and shall cooperate with the other Party in taking all such commercially reasonable actions as may be necessary or appropriate to mitigate, avoid or lessen the adverse effects of such Force Majeure Event as they may relate to the performance of each Party’s respective obligations hereunder.

     25.02 Effect of Force Majeure. Until such Force Majeure Event is so resolved, mitigated or eliminated, the Party so unable to perform its obligations shall not be deemed to be in default under or in breach of this Agreement, provided that the Parties shall in any event be required to perform all other obligations hereunder which are reasonably capable of being performed during the continuance of such Force Majeure Event. Subject to the foregoing, a Force Majeure Event may include (i) the occurrence of any pandemic, epidemic or prevalent disease or illness with an actual or probable threat to human life, including, without limitation, atypical pneumonia or (iii) any quarantine or similar measure taken in relation thereto by any governmental authority to prevent the spread of any communicable disease, (iv) any unavailability of any resources or services resulting directly from any of the foregoing (v) impossibility to deliver Products due to export/import restriction derived from a governmental regulation that would make the export/import act illegal. In the event that a Force Majeure Event continues for *** or longer, either Party may terminate and cancel any and all outstanding Orders, regardless as to whether accepted by STRATASYS, by written notice to the other Party. In the event that a Force Majeure Event continues for ***, or longer, either Party may terminate this Agreement without any liability to the other Party solely arising from such early termination.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

SECTION 26. CONFIDENTIAL INFORMATION

     26.01 Confidentiality Obligations. In the event Confidential Information shall be disclosed, the Parties shall first agree to disclose and receive such information in confidence All Confidential Information disclosed by a Disclosing Party to a Receiving Party pursuant to, or in connection with, this Agreement, during the Term of the Agreement shall be maintained in confidence by the Receiving Party and used only to perform under this Agreement. Each Receiving Party shall use such measures as the Receiving Party uses to protect the confidentiality of its own confidential information of like importance, but in no event using less than reasonable care. The Receiving Party shall not make any disclosure of such Confidential Information other than on a need-to-know basis to its employees, and/or its Affiliates’ employees and consultants. The Receiving Party shall be liable for its breach of the provisions of this Section 26, as well as breaches by any other recipient whose access and use was made through the Receiving Party as specified herein. The Receiving Party shall return or destroy the Disclosing Party’s tangible Confidential Information to the Disclosing Party promptly upon the Disclosing Party’s request, unless the Receiving Party has a continuing right under this Agreement to use such Confidential Information. Nothing herein shall prevent assignment of the Parties’ employees or consultants to other projects. For all purposes hereunder, any Product tests conducted by HP, as well as test reports and related documentation, shall be deemed to be jointly owned Confidential Information, with each Party subject as a Receiving Party to maintain the confidentiality of such materials and refrain from disclosure or other use of such materials as provided hereunder.

     The Parties agree that the foregoing obligation shall not apply to any information disclosed under this Agreement which the Receiving Party can demonstrate by means of dated documentation, or documentation with otherwise validated date, that such information: (i) was already in the public domain at the time it was disclosed or subsequently enters the public domain through no fault of the Receiving Party; (ii) was known to the receiving Party or its Affiliates or in its possession prior to its receipt, (iii) was developed by the receiving Party independently and without use of the disclosure under this Agreement and without any breach of this Agreement; or (iv) was lawfully received by the receiving Party on a non-confidential basis from a third party who was not bound by a similar obligation of confidentiality in relation to the information.

     26.02 Exceptions. Notwithstanding anything to the contrary in Section 26.01, disclosure of Confidential Information shall always be permitted to the extent required by order of a court or governmental authority, provided that the Disclosing Party has been given timely notice of such requirement and that the Receiving Party must cooperate with the Disclosing Party to limit the scope and effect of such order.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

SECTION 27. TERMINATION

     27.01 ***, HP will have the right to terminate this Agreement with written notice to STRATASYS within ***. In the event of termination under this Section 27.01, the post-termination provisions of Section 27.05 and 27.06 ***.

     27.02 Termination For Breach. Either Party shall have the right (but not the obligation) to terminate this Agreement, without any liability on the part of such Party to the other Party for breach solely from any such termination upon *** prior written notice given to the other Party, upon the occurrence of any one or more of the following events:

(a)	Where the other Party shall have breached or defaulted in the performance of any of its material obligations under this Agreement and where such breach or default shall have continued for *** after written notice thereof having first been provided to such other Party by the non-breaching Party; or

(b)	Where (i) a receiver is appointed for the other Party or its properties; (ii) any proceedings are commenced by or for the other Party under any bankruptcy, insolvency or debtor's relief law; (iii) any proceedings are commenced against the other Party under any bankruptcy, insolvency or debtor's relief law and such proceedings are not vacated or set aside within *** from the date of commencement thereof; or (iv) the other Party is wound up, liquidated or dissolved.

     27.03 Effect of Termination. The expiration or sooner termination of this Agreement shall not release either Party from any liability which, at the time of expiration or termination has already accrued against the other Party or which thereafter may accrue against the other Party, in respect of accepted Orders that are accepted prior to such expiration or termination thereof.

     27.04 Return of Confidential Information. Upon expiration or sooner termination of this Agreement, the Receiving Party shall immediately cease all use of Confidential Information (except and to the extent required for any licenses as set forth in Section 19) and shall, in accordance with Disclosing Party’s reasonable written instructions, promptly return to Disclosing Party or destroy all Confidential Information of Disclosing Party, including without limitation, all copies (in electronic form or otherwise) in Receiving Party’s possession and any notes, memoranda or other excerpts that contain Confidential Information of the Disclosing Party. The Receiving Party shall also promptly certify in a writing signed by an officer or director of the Receiving Party that all such Confidential Information has been returned, deleted or destroyed.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     27.05 Post-Termination Transition Matters. Additionally, upon termination of the Agreement, STRATASYS shall:

     -Supply Products that are the subject of a valid, binding purchase order received prior to the effective date of such termination, accompanied by full payment or irrevocable letter of credit securing full payment therefor;

     -Continue to supply Consumables, *** Spare Parts, Spare Parts and accessories to HP for supply to HP or Eligible Purchasers for a period of *** following the termination date.

     27.06 Survival Section. Notwithstanding any expiration or termination of this Agreement, the provisions of Sections 8.04, 11, 14.04, 18, 26, 27.04, 27.05, 27.06 and 30, (other than 30.11 and 30.12) will survive for the time periods specified therein, or for *** following expiration or termination of the Agreement, if no time periods are specified.

SECTION 28. LIMITATION OF LIABILITY

     TO THE FULLEST EXTENT PERMITTED BY LAW, UNLESS EXPRESSLY PROVIDED OTHERWISE UNDER THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE FOR ANY SPECIAL OR CONSEQUENTIAL DAMAGES OF THE OTHER (INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS, LOSS OF DATA OR OTHER BUSINESS LOSSES, HOWEVER CAUSED AND BASED ON ANY THEORY OF LIABILITY) ARISING OUT OF ANY PERFORMANCE OF THIS AGREEMENT (OR ANY FAILURE TO PERFORM) OR IN FURTHERANCE OF THE PROVISIONS OR OBJECTIVES OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CLAIMS (INDIVIDUAL OR AGGREGATE) ARISING HEREUNDER, WHICH EXCEED THE SUM OF *** NOTWITHSTANDING THE ABOVE, SAID LIMITATIONS AND EXCLUSIONS OF LIABILITY IN NO MANNER REDUCES OR LIMITS LIABILITIES AND INDEMNITIES OF EITHER PARTY UNDER SECTIONS 20.02 AND 20.03 ABOVE.

SECTION 29. NEW PRODUCT NEGOTIATIONS

     29.01 Proposed Products for the *** Market Segment. ***, the Parties, through the ***, agree to meet in good faith to negotiate further exclusivity permitting marketing, manufacture and sale of proposed products for the *** Market Segment to HP. Such exclusivity shall be pending on (i) ***; (iii) ***; (iv) ***; and (v) ***.

     It is the intention and goal of STRATASYS to provide HP with exclusivity within the *** Market Segment versus other *** manufacturers and *** brands, and it is the intention and goal of HP to provide STRATASYS with exclusivity to manufacture and sell to HP products within the *** Market Segment. It is also understood that the contemplated extension of exclusivity assumes that the Parties can jointly identify and agree on competitive business scenario. Both Parties, for these purposes, attach hereto ***.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

SECTION 30. MISCELLANEOUS

     30.01 Entire Agreement. This Agreement, together with the Attachments, Schedules and Exhibits, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all prior drafts of the Agreement and all other agreements between the Parties, express or implied, written or oral, other than the Confidentiality Agreement executed between the Parties prior to the Effective Date, which will survive execution of this Agreement and will control over any inconsistent or conflicting provisions of this Agreement. All capitalized terms defined in this Agreement which are used in any Attachment, Schedule or Exhibit shall, unless the context otherwise requires, have the same meaning therein as given herein.

     30.02 Protective Rights Agreement. As a material inducement into the entry into and performance under this Agreement, the Parties have also agreed to enter into a Protective Rights Agreement as of the date hereof.

     30.03 Nonsolicitation Restrictions. During the Term of this Agreement, and for a period of ***, except with the other Party’s prior written consent, neither Party will solicit, offer a position to, or hire any employee of the other Party or such other Party’s Affiliates. For purposes of this Agreement, these nonsolicitation restrictions will apply to any position (employee, contractor or otherwise), but shall not apply if an employee makes initial contact by answering a newspaper, online or other general circulation advertisement or job posting.

     30.04 Notices. Any notice, request, consent, approval, or communication (collectively a “Notice”) under this Agreement shall be effective only if it is in writing and (i) personally delivered, (ii) sent by certified or registered mail, return receipt requested, postage prepaid (iii) sent by a nationally recognized overnight delivery service, with delivery confirmed, or (iv) sent by facsimile, with receipt confirmed, addressed as follows*:

     (a) if to HP, to

HP
Address:
Attention:
Telephone:
Facsimile:

____________________

* The information below was omitted from the executed agreement.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

with a copy to:

Name:
Address:
Attention:
Telephone:
Facsimile:

     and to

Name:
Address:
Attention:
Telephone
Facsimile:

if to STRATASYS, to

STRATASYS
Address:
Attention:
Telephone:
Facsimile:

with a copy to:

Name:
Address:
Attention:
Telephone:
Facsimile:

or such other persons or addresses as shall be furnished by Notice by a Party to the other Party. A Notice shall be deemed to have been given as of the date when (i) personally delivered, (ii) ten (10) days after properly addressed and mailed as aforesaid, (iii) the next day when delivered during business hours to said overnight delivery service properly addressed, or (iv) when receipt of the facsimile is confirmed, as the case may be, unless the sending Party has actual knowledge that a Notice was not received by the intended recipient. All Notices shall specifically state: (i) the provision or provisions, if any, of this Agreement with respect to which such Notice is given; and (ii) the relevant time period, if any, in which the Party given.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     Any Party may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly and validly given unless and until it actually is received by the Party for whom it is intended. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Party notice in the manner in this Agreement set forth.

     30.05 Independent Contractors. This Agreement shall not constitute either Party as the agent or legal representative of the other Party for any purpose whatsoever, and neither Party shall hold itself out as an agent of the other Party. This Agreement creates no relationship of joint venturers, partners, associates, employment or principal and agent between the Parties, and both Parties are acting as independent contractors. Neither HP nor STRATASYS is granted in this Agreement any right or authority to, and shall not attempt to, assume or create any obligation or responsibility for or on behalf of the other. Neither HP nor STRATASYS shall have any authority to bind the other to any contract, whether of employment or otherwise, and HP and STRATASYS shall bear all of their respective expenses for their operations, including the compensation of their employees and the maintenance of their offices and service facilities. HP and STRATASYS shall each be solely responsible and liable for their own employees, and for the acts or omissions in performance under this Agreement.

     30.06 Assignment. Except as set forth herein, neither Party shall assign or delegate performance of this Agreement or any right or obligation under this Agreement, voluntarily or by operation of law, without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, each Party agrees to consent to any proposed assignment of the other Party’s rights and delegation of its obligations under this Agreement in whole or in part to any Affiliate of such Party, or in whole to a third party who acquires all or substantially all of the assets of such Party or of the assets of the business of such Party to which this Agreement relates, provided in each case that the assignee agrees in writing to assume, and has the technical and financial capabilities to fulfill, all of the assigning Party’s obligations under this Agreement. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns. Any attempt to assign or transfer this Agreement or any portion thereof in violation of this Section 30.06 shall be void ab initio.

     30.07 Amendments. The terms and provisions of this Agreement or any Schedule, Exhibit or other Attachment hereto may not be waived, modified, amended or replaced, other than in a writing referencing this Section 30.07 and signed by authorized officers or representatives of each Party. No waiver entered into shall be deemed to be a waiver of any other or further obligation or liability of the Party in whose favor the waiver was given as provided herein.

     30.08 No Third-Party Beneficiaries. This Agreement is intended to benefit the Parties and their respective permitted successors and permitted assigns and shall not confer upon any other Person any rights or remedies.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     30.09 No Publication. So long as this Agreement is in effect, no Party or any of its Affiliates shall issue or cause the publication of any press release or other announcement with respect to the terms or implementation of this Agreement without the prior consultation and approval of the other Party, except as may be required by law; provided that such approval shall not be unreasonably withheld or delayed. Any such publicity made in accordance with the terms of a joint communications program shall not require approval under this Section 30.09.

     30.10 Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is held by a court of competent jurisdiction or regulatory authority to be illegal or invalid for any reason whatsoever, the Parties agree to negotiate in good faith a next best alternative term or provision, as the case may be, that retains the Parties’ original intent to the greatest extent possible. If the Parties are unable to negotiate such term or provision, the original term or provision shall be enforced to the maximum extent permitted by law, and, in any event, such illegality or invalidity shall not affect the validity of the remainder of the Agreement, or the validity of such term or provision in other jurisdictions.

     30.11 ***. Implementation, execution and leadership for this Agreement will be managed by a ***, comprised of *** and who will meet at least quarterly, with locations alternating between Barcelona, Spain and Eden Prairie, Minnesota or a mutually agreed site, with the initial meeting scheduled to coincide with the execution of this Agreement.***, will be reviewed at each meeting, while *** would be reviewed at least semi-annually, and *** reviewed at least annually. HP and STRATASYS will facilitate ***.

     30.12 *** Discussion. Any controversy or claim arising out of, relating to or in connection with the performance or interpretation of this Agreement will first be submitted by the Parties in writing to a panel of *** who shall promptly meet and confer in an effort to resolve such dispute. In the event *** are unable to resolve any dispute within *** days after submission of the dispute to them and the Parties have not agreed to an extension of the time within which the dispute may be resolved by ***, either Party may then refer such dispute to the agreed jurisdiction.

     30.13 Governing Law; Jurisdiction and Venue. This Agreement shall be governed in all respects by the internal laws of the State of Minnesota and applicable federal laws of the United States of America, applicable to contracts for the manufacture and sale of goods to be entered into and performed wholly within Minnesota, and without regard to applicable conflicts of law principles. HP hereby irrevocably consents to the jurisdiction and venue of the applicable federal or state courts located in Hennepin County, Minnesota

     30.14 Counterparts. This Agreement may be executed in any number of counterparts or multiple originals, each of which shall be considered an original, and all of which, when taken together, shall constitute a single agreement. Facsimile execution and delivery of this Agreement and the Attachments, Schedules or Exhibits hereto by any of the Parties shall be legal, valid and binding execution and delivery of such document for all purposes.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the Parties have signed this Agreement, through their duly authorized representatives, on the date first set forth hereinabove.

STRATASYS, INC.	HEWLETT-PACKARD
COMPANY

By: /s/ S. Scott Crump	By: /s/ Santiago Morera

Name: S. Scott Crump	Name: Santiago Morera

Title: Chief Executive Officer	Title: Vice President

Attachment 1.	Definitions
Attachment 2.	*** Product PRDs
Attachment 3.	Template of FSR
Attachment 4.	Transfer Prices of Products (include HP Part Numbers)
Attachment 5.	Territory
Attachment 6.	***
Attachment 7.	HP Packaging Document
Attachment 8.	End User License
Attachment 9.	Contacts
Attachment 10.	*** Guidelines
Attachment 11.	Propose Exclusivity and Timing for the SRS and Build Base
Attachment 12.	HP Trademarks†

____________________

† Attachment 12 was omitted from the executed agreement.

HP	STRATASYS

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 1

DEFINITIONS

As used in this Agreement, all capitalized terms shall have the meanings ascribed to as follows:

“Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person, where “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means (a) the beneficial ownership of fifty percent (50%) or more of the outstanding voting securities of a Person, or (b) the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Agreement” shall have the meaning ascribed thereto in the Preamble.

“Attachments, Schedules and Exhibits” The Attachments, Schedules and Exhibits are an integral part of this Agreement, and are incorporated fully by reference herein. The Parties shall sign and attach any replacement Attachments, Schedules or Exhibits as they may waive, amend, modify or replace from time to time and as provided in Section 29.05.

“AIR” (Annualized Intervention Rate) shall mean ***.

“AIR Limited Warranty” shall mean the limited, express warranty made by STRATASYS in Section 11.04

“AIR ***” shall mean ***.

“AIR ***” shall mean ***.

“Build Base” shall mean the disposable plastic surface on which the models are built.

***.

“Cleaning Agent” shall mean the components used in the SRS to dissolve the support material.

“Confidential Information” shall mean any (i) technical or commercial information disclosed by the Disclosing Party to the Receiving Party, marked as confidential if in written (including electronic) form, or if in oral form, if followed by a writing confirming that the information is “Confidential” within thirty (30) Business Days after oral disclosure tangible materials containing Confidential Information, such as, samples, models, and prototypes, as long as such Confidential Information is unrelated to the Products.

“Consumables” shall mean collectively the ***.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

“*** Spare Parts” shall mean those Spare Parts that ***, and as are identified in the then-current Attachment 4.

“Dead on Arrival” shall mean a Product that is received damaged or non-functional, and discovered immediately after the first time it is removed from the original product packaging, but excluding any damage that occurs during the unpacking and setup process.

“Dead on Arrival Parts” shall mean parts that are received damaged or non-functional, and discovered immediately after the first time it is removed from the original product packaging, but excluding any damage that occurs during the unpacking and setup process.

“Delivery” and “Delivery Date” shall mean the time that Products are delivered to and ready for tender to HP’s designated carrier at STRATASYS’ loading dock.

“Disclosing Party” shall mean the Party disclosing Confidential Information to the Receiving Party under this Agreement.

“Documentation” means the user and technical manuals and other documentation that STRATASYS ordinarily makes available with the Products and any other documentation and information regarding the Product as for use in connection with distribution of the Products.

“Effective Date” shall be the date identified on the cover page of this Agreement.

“Eligible Purchaser” shall mean HP; any Affiliate of HP; or any HP distribution center, each as may be designated by HP from time to time by notice to STRATASYS.

“End User Documentation” shall mean those items identified in Section 7.02.

“Enhancements” shall mean new features, new functionalities, upgrades or new versions of the Products or Documentation.

“Epidemic Failures” shall mean collectively, an AIR System Epidemic Failure and AIR Failure Mode Epidemic Failure.

“FCS” (First Customer Shipment) shall mean the ***.

“Fix” shall mean a change in a Product that removes a problem in that Product. A Fix must be designed and tested so that it can be distributed to all customers. A Fix may be temporary or permanent. A temporary Fix may be a patch or bug fix that temporarily modifies a Product. A permanent Fix provides a permanent solution to the problem, agreed upon by both HP and STRATASYS.

“***” shall mean the *** as identified in Section 5.05 and 5.07.

“FSR” (First Shipment Release) shall mean ***.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

“Headings”. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

“Intellectual Property Rights” shall mean (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereon, and all patents, patent applications and patent disclosures, together with all reissuances, divisions, continuations, continuations-in-part, revisions, extensions and reexaminations thereof; (ii) all copyrightable works, all works of authorship, all copyrights, and all applications, registrations and renewals in connection therewith; (iii) all mask works and all applications, registrations and renewals in connection therewith; (iv) all trade secrets and confidential business information; and (v) any and all applications and registrations of the foregoing (in any jurisdiction). Intellectual Property Rights shall exclude all Trademarks, as that term is defined herein.

“***” shall mean the point in time in which ***.

“Lead Time” shall be the time period between the acceptance of an Order and Delivery.

“Lot” shall mean all similar Products as identified in any individual Order that are designated for Delivery to the same Eligible Purchaser.

“Material Bay” shall mean STRATASYS’ attachable component, designed to provide integrated storage of and convenient access to Printer Product material spools.

“Maximum Production Capacity” shall mean STRATASYS’ then-current designated maximum volume manufacturability, calculated and adjusted in accordance with its regular manufacturing standards, current supply chain, manufacturing capacity and other constraints, and in consideration with HP.

“MSM” shall mean Printer Product modeling support material.

“Noncomplying” shall mean the failure of any Product to comply with: (a) the applicable PRD specifications; or (b) such other Product specifications as are agreed to by the Parties in writing and attached by amendment to this Agreement.

“Orders” shall have the meaning as described thereto in Section 5.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

“PRD” shall mean the then-current Product Requirement Document containing all requirements specifications. Each PRD shall be dated, sequentially numbered and attached to this Agreement as an Attachment 2, and incorporated fully by reference herein, and shall automatically and fully replace any prior PRD(s) for such Product on execution thereof.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

“*** Products” shall mean those *** Market Segment *** products described and defined in a PRD included in Attachment and incorporated by reference into this Agreement.

“Products” shall mean collectively *** Products, Material Bays, SRSs, Consumables, Spare Parts, and *** Spare Parts.

“Quality Plan” shall have the meaning identified in Section 13.

“Receiving Party” shall mean the Party to whom Confidential Information is disclosed to under this Agreement.

***.

“Software” shall mean any software or firmware included or bundled with the Products.

“Spare Parts” shall mean those Product parts listed in the then-current Attachment 4.

“SRS” shall mean a support removal systems.

“STRATASYS Equivalents” shall mean a substantially similar product sold by STRATASYS during the term and outside of the Territory.

“Support” shall mean those certain ongoing maintenance and technical assistance services for the Products provided by STRATASYS to HP.

“Term” shall have the meaning ascribed in Section 2.

“Territory” shall mean that defined in Attachment 5.

“Trademark” shall mean all trademarks, service marks, trademark and service mark applications, trade dress, trade names, logos, insignia, symbols, designs, domain names, email addresses, or other commercial symbols identifying a Party or its products.

“Warranty” shall mean those express limited warranties made by STRATASYS in Section 11.01.

“Working Day” shall mean any non-holiday weekday that STRATASYS is open for business.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 2

*** Product PRDs

***.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 3

Template of FSR

***.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 4

Transfer Prices of Products (include HP Part Numbers)

***.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 5

Territory

The intent of this Agreement is that the Territory will be worldwide ***. Notwithstanding the aforementioned, ***, the Territory corresponds to the following countries:

1.	Germany

2.	United Kingdom

3.	Italy

4.	France

5.	Spain

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 6

***

***.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 7

HP Packaging Document

***.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 8

Stratasys® End User License Agreement

PLEASE READ THIS LICENSE CAREFULLY. BY USING ALL OR ANY PORTION OF THIS SOFTWARE ("SOFTWARE") YOU ACCEPT ALL THE TERMS AND CONDITIONS OF THIS LICENSE, AND AGREE THAT THIS LICENSE IS FULLY ENFORCEABLE AGAINST YOU AND ANY OTHER INDIVIDUAL OR LEGAL ENTITY THAT USES THE SOFTWARE . IF YOU DO NOT AGREE, DO NOT USE THIS SOFTWARE. IF YOU ACQUIRED THE SOFTWARE ON TANGIBLE MEDIA (E.G. CD) WITHOUT AN OPPORTUNITY TO REVIEW THIS LICENSE AND YOU DO NOT ACCEPT THIS LICENSE, YOU MAY OBTAIN A REFUND OF ANY AMOUNT YOU ORIGINALLY PAID IF YOU: (A) MAKE NO USE OF THE SOFTWARE AND (B) RETURN IT, WITH PROOF OF PAYMENT, TO THE LOCATION FROM WHICH IT WAS OBTAINED WITHIN THIRTY (30) DAYS OF THE PURCHASE DATE.

Stratasys and its suppliers own all copyrights and other Software intellectual property rights. Stratasys permits you to Use the Software only in accordance with the terms of this License. Use of any third party materials included in the Software may be subject to other terms and conditions typically found in a separate license agreement or "Read Me" file located near such materials

1.	Definitions. "Software" means (a) all of the contents of the files, disk(s), CD-ROM(s) or other media with which this License is provided, including, but not limited to: (i) Stratasys or third party computer information or software; (ii) related explanatory written materials or files ("Documentation"); and (iii) fonts; and (b) upgrades, modified versions, updates, additions, and copies of the Software, if any, licensed to you by Stratasys (collectively, "Updates"). "Use" or "Using" means to access, install, download, copy or otherwise benefit from using the functionality of the Software in accordance with the Documentation. "Permitted Number" means one (1), unless otherwise indicated, or otherwise covered under a separate valid license granted by Stratasys. "Computer" means an electronic device that accepts information in digital or similar form and manipulates it for a specific result based on a sequence of instructions. “Stratasys " means Stratasys Incorporated, a Delaware corporation, 7665 Commerce Way, Eden Prairie, Minnesota 55344.

2.	Software License. As long as you have made all required payments for this license and any associated equipment, and continue to comply with the terms of this Software License Agreement (the "License"), Stratasys grants to you a non-exclusive license to Use the Software for the purposes described in the Documentation.
	2.1	General Use. Subject to the terms of this License, you may install copies of the Software on any compatible computer within your internal network for the sole and exclusive purpose of using the Software within your internal business operations. Unless otherwise expressly permitted hereunder or via prior written consent from Stratasys, no other server or network use of the Software is permitted, including but not limited to use of the Software (i) either directly or through commands, data or instructions from or to another computer or (ii) for internal network, internet or web hosting services.
	2.2	Backup Copy. You may make one backup copy of the Software, provided your backup copy is not installed or used on any computer. You may not transfer the rights to a backup copy unless you transfer all rights in the Software as provided under Section 4.
	2.3	Portable or Home Computer Use. In addition to the single copy permitted under Sections 2.2 and 2.3, the primary user of the computer on which the Software is installed may make one additional copy of the Software for his or her exclusive use on either a portable Computer or a Computer located at his or her home, provided the Software on the portable or home Computer is not used at the same time as the Software on the primary computer.
2.4
No Modification. You may not customize or extend the functionality of the installer for the Software. You may not otherwise alter or modify the Software or create a new installer for the Software. The Software is licensed and distributed by Stratasys for viewing and processing STL files, and for communicating and transferring files between the Software and other Stratasys products. You are not authorized to integrate or use the Software with any other software, plug-in or enhancement which uses or relies upon the Software when converting or transforming STL files into other file formats (e.g., a STL file into a CMB file). You are not authorized to integrate or use the Software with any (a) plug-in software not developed in accordance with this License or (b) other software or enhancement to programmatically interface with the Software for any other purpose.

	2.5	Third Party Web Site Access. The Software may allow you to access third party web sites ("Third Party Sites"). Your access to and use of any Third Party Sites, including any goods, services or information made available from such sites, is governed by the terms and conditions found at each Third Party Site, if any. Third Party Sites are not owned or operated by Stratasys. YOUR USE OF THE SOFTWARE TO ACCESS THIRD PARTY SITES IS AT YOUR OWN RISK. STRATASYS MAKES NO WARRANTIES, CONDITIONS, INDEMNITIES, REPRESENTATIONS OR TERMS, EXPRESS OR IMPLIED, WHETHER BY STATUTE, COMMON LAW, CUSTOM, USAGE OR OTHERWISE AS TO ANY OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, NON-INFRINGEMENT OF THIRD PARTY RIGHTS, TITLE, INTEGRATION, ACCURACY, SECURITY, AVAILABILITY, SATISFACTORY QUALITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO THE THIRD PARTY SITES.

3.	Intellectual Property Ownership, Copyright Protection. The Software and any copies that you make are the intellectual property of and are owned by Stratasys and its suppliers. The structure, organization and code of the Software are the valuable trade secrets and confidential information of Stratasys Incorporated and its suppliers. The Software is protected by law, including without limitation the copyright laws of the United States and other countries, and by international treaty provisions. Except as expressly stated herein, this License does not grant you any intellectual property rights in the Software and all rights not expressly granted are reserved by Stratasys and its suppliers.

4.	Restrictions.
	4.1	Notices. You shall not copy the Software, except as set forth in Section 2. Any copy of the Software that you make must contain the same copyright and other proprietary notices that appear on or in the Software.
	4.2	No Modifications. You shall not modify, adapt or translate the Software. You shall not reverse engineer, decompile, disassemble or otherwise attempt to discover the source code of the Software except to the extent you may be expressly permitted to decompile under applicable law.
	4.3	Transfer. The Software is for your internal business use only, and no sharing, brokering, rental, leasing, sublicensing, assignment, software service bureau or other use or transfer that permits any third party to use the Software is allowed. You may, however, transfer all your rights to Use the Software to another person or legal entity provided that: (a) you also transfer (i) this License, and (ii) the Software and all other software or hardware bundled or pre-installed with the Software, including all copies, Updates and prior versions, to such person or entity; (b) you retain no copies, including backups and copies stored on a computer; (c) you or the proposed transferee have provided Stratasys with the relevant information regarding the proposed transferee and paid the then-current transfer fee; and (d) the proposed transferee accepts in writing all terms and conditions of this License and any other terms and conditions upon which you legally purchased a license to the Software. Notwithstanding the foregoing, you may not transfer education, pre-release, or not for resale copies of the Software.

5.	Termination. Stratasys may terminate this Agreement without prior notice if, in Stratasys’ opinion, any provisions are violated. Upon termination, Licensee will, within 5 working days, return all distribution media (DAT, CD ROM, quarter-inch cartridge), documentation, and materials related to Licensed Software. Futhermore, Licensee will, within 5 working days, remove all copies of Licensed Software from any computer and/or backup media. Upon termination for violation of provisions of this agreement, Licensee will be responsible for Stratasys costs related to recovering Licensed Software, including reasonable attorney’s fees.

6.	Updates. If the Software is an Update to a previous version of the Software, you must possess a valid license to such previous version in order to Use such Update, as well as a then-current limited warranty or post-warranty Stratasys maintenance agreement, which is separate from the Software, and nontransferable to any third party. All Updates are provided to you on a license exchange basis. You agree that by Using an Update you voluntarily terminate your right to use any previous version of the Software. As an exception, you may continue to Use previous versions of the Software on your Computer after you Use the Update but only to assist you in the transition to the Update, provided that: (a) the Update and the previous versions are installed on the same computer; (b) the previous versions or copies thereof are not transferred to another party or Computer unless all copies of the Update are also transferred to such party or Computer; as provided in Section 4 above and (c) you acknowledge that any obligation Stratasys may have to support the previous versions of the Software may be ended upon availability of the Update.

7.	NO WARRANTIES. The Software is being delivered to you "AS IS" and Stratasys makes no warranty as to its use or performance. STRATASYS AND ITS SUPPLIERS DO NOT AND CANNOT WARRANT THE PERFORMANCE OR RESULTS YOU MAY OBTAIN BY USING THE SOFTWARE. EXCEPT FOR ANY WARRANTY, CONDITION, REPRESENTATION OR TERM TO THE EXTENT TO WHICH THE SAME CANNOT OR MAY NOT BE EXCLUDED OR LIMITED BY LAW APPLICABLE TO YOU IN YOUR JURISDICTION, STRATASYS AND ITS SUPPLIERS MAKE NO WARRANTIES CONDITIONS, REPRESENTATIONS, OR TERMS (EXPRESS OR IMPLIED WHETHER BY STATUTE, COMMON LAW, CUSTOM, USAGE OR OTHERWISE) AS TO ANY MATTER INCLUDING WITHOUT LIMITATION NONINFRINGEMENT OF THIRD PARTY RIGHTS, MERCHANTABILITY, INTEGRATION, SATISFACTORY QUALITY, OR FITNESS FOR ANY PARTICULAR PURPOSE. The provisions of Section 7 and Section 8 shall survive the termination of this License, howsoever caused, but this shall not imply or create any continued right to Use the Software after termination of this License. Users who reside or use the Software in Germany or Austria are subject to the special warranty provisions identified in Section 14 below.

8.	LIMITATION OF LIABILITY. IN NO EVENT WILL STRATASYS OR ITS SUPPLIERS BE LIABLE TO YOU FOR ANY DAMAGES, CLAIMS OR COSTS WHATSOEVER, OR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL DAMAGES, OR ANY LOST PROFITS OR LOST SAVINGS, EVEN IF A STRATASYS REPRESENTATIVE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS, DAMAGES, CLAIMS OR COSTS OR FOR ANY CLAIM BY ANY THIRD PARTY. THE FOREGOING LIMITATIONS AND EXCLUSIONS APPLY TO THE EXTENT PERMITTED BY APPLICABLE LAW IN YOUR JURISDICTION. STRATASYS’ AGGREGATE LIABILITY AND THAT OF ITS SUPPLIERS UNDER OR IN CONNECTION WITH THIS LICENSE SHALL BE LIMITED TO THE APPLICABLE SOFTWARE LICENSE FEE, IF ANY. Nothing contained in this License limits Stratasys’ liability to you in the event of death or personal injury resulting from Stratasys’ gross negligence or for the tort of deceit (fraud). Stratasys is acting for itself and on behalf of its suppliers for the purpose of disclaiming, excluding and/or limiting obligations, warranties and liability as provided in this License, but in no other respects and for no other purpose. For further information, please see the jurisdiction specific information at the end of this License, if any, or contact Stratasys’ Customer Support Department. You acknowledge that the limitations and exclusions in this License are necessary and reasonable provisions, and that the Software would not be licensed by Stratasys and its suppliers, or would be licensed at significantly higher rates, in the absence of such limitations and exclusions.

9.	Export Rules. You agree that the Software will not be shipped, transferred or exported into any country or used in any manner prohibited by the United States Export Administration Act or any other export laws, restrictions or regulations (collectively the "Export Laws"). In addition, if the Software is identified as export controlled items under the Export Laws, you represent and warrant that you are not a citizen, or otherwise located within, an embargoed nation (including without limitation Iran, Iraq, Syria, Sudan, Libya, Cuba, North Korea, Rwanda, and Serbia) and that you are not otherwise prohibited under the Export Laws from receiving or Using the Software. All rights to Use the Software are granted on condition that such rights are forfeited if you fail to comply with the terms of this License.

10.	Governing Law. This License will be governed by and construed in accordance with the substantive internal laws in force in the State of Minnesota, without regard to applicable conflicts of law principles. You irrevocably consent and agree that the respective federal or state courts located within Hennepin County, Minnesota, United States of America shall have exclusive jurisdiction and venue over all disputes relating to this License, and that this License will not be governed by the conflict of law rules of any jurisdiction; and is not governed by the United Nations Convention on Contracts for the International Sale of Goods, the application of all of which are expressly excluded.

11.	General Provisions. If any part of this License is found void and unenforceable by a court of competent jurisdiction, it will not affect the validity of the balance of this License, which shall remain valid and enforceable according to its terms. This License shall not prejudice the statutory rights of any party dealing as a consumer. This License may only be modified by a writing signed by an authorized officer of Stratasys. Updates may be licensed to you by Stratasys with additional or different terms. This License is the entire agreement between Stratasys and you relating to the Software, and it supersedes any prior representations, discussions, undertakings, correspondence, documents or other communications or advertising relating to the Software.

12.	Notice to U.S. Government End Users. The Software and Documentation are "Commercial Items," as that term is defined at 48 C.F.R. §2.101, consisting of "Commercial Computer Software" and "Commercial Computer Software Documentation," as such terms are used in 48 C.F.R. §12.212 or 48 C.F.R. §227.7202, as applicable. Consistent with 48 C.F.R. §12.212 or 48 C.F.R. §§227.7202-1 through 227.7202-4, as applicable, the Commercial Computer Software and Commercial Computer Software Documentation are being licensed to U.S. Government end users (a) only as Commercial Items and (b) with only those rights as are granted to all other end users pursuant to the terms and conditions herein. Unpublished-rights reserved under the copyright laws of the United States. Stratasys Incorporated, 7665 Commerce Way, Eden Prairie, MN 55344-2080, USA. For U.S. Government End Users, Stratasys agrees to comply with all applicable equal opportunity laws including, if appropriate, the provisions of Executive Order 11246, as amended, Section 402 of the Vietnam Era Veterans Readjustment Assistance Act of 1974 (38 USC 4212), and Section 503 of the Rehabilitation Act of 1973, as amended, and the regulations at 41 CFR Parts 60-1 through 60-60, 60-250, and 60-741. The affirmative action clause and regulations contained in the preceding sentence shall be incorporated by reference in this License.

13.	Compliance with Licenses. If you are a business or organization, you agree that upon request from Stratasys or Stratasys’ authorized representative, you will within thirty (30) days fully document and certify that use of any and all Software at the time of the request is in conformity with your valid licenses from Stratasys.

14.	Automated Services. The Software allows for periodic automated connections between your computer(s) and HP’s server, to enable you to receive and download updates; to maintain, improve and enhance your Use of the Software; and to evaluate additional information, features, functionality and potential future offerings related to the Software and your system, as well as to monitor and verify authorized Software Use. When these connections are opened, HP may also collect and aggregate certain data regarding your computer(s), specific configurations, web usage and system operations performed since the last connection, but will not gather or retain any specific personally identifiable information on individual operations, other than your IP Address, which is considered to be “personally identifiable information” in certain jurisdictions. Stratasys has no access to or control over any collection or use of this data.

For more information regarding this automated feature, or to disconnect and reconfigure the Software to prevent automated connections, please contact HP Customer Service.

15.	Specific Software Exceptions.

15.1	Limited Warranty for Users Residing in Germany or Austria. If you obtained the Software in Germany or Austria, and you usually reside in such country, then Section 8 does not apply, instead, Stratasys warrants that the Software provides the functionalities set forth in the Documentation (the "agreed upon functionalities") for the limited warranty period following receipt of the Software when used on the recommended hardware configuration. As used in this Section, "limited warranty period" means two (2) years if you are a consumer using the Software for noncommercial personal use, and one (1) year for all other users. Non-substantial variation from the agreed upon functionalities shall not be considered and does not establish any warranty rights. THIS LIMITED WARRANTY DOES NOT APPLY TO SOFTWARE PROVIDED TO YOU FREE OF CHARGE, FOR EXAMPLE, UPDATES, PRE- RELEASE, TRYOUT, PRODUCT SAMPLER, NOT FOR RESALE (NFR) COPIES OF SOFTWARE, OR TO ANY SOFTWARE THAT HAS BEEN ALTERED BY YOU, TO THE EXTENT SUCH ALTERATIONS CAUSED A DEFECT. To make a warranty claim, during the limited warranty period you must return, at our expense, the Software and proof of purchase to the location where you obtained it. If the functionalities of the Software vary substantially from the agreed upon functionalities, Stratasys is entitled -- by way of re-performance and at its own discretion -- to repair or replace the Software. If this fails, you are entitled to a reduction of the purchase price (reduction) or to cancel the purchase agreement applicable to the acquisition of this License (rescission). For further warranty information, please contact Stratasys’ Customer Support Department.

15.2	Limitation of Liability for Users Residing in Germany and Austria.
	14.2.1	If you obtained the Software in Germany or Austria, and you usually reside in such country, then Section 8 does not apply, Instead, subject to the provisions in Section 14.2.2, Stratasys’ statutory liability for damages shall be limited as follows: (i) Stratasys shall be liable only up to the amount of damages as typically foreseeable at the time of entering into the purchase agreement in respect of damages caused by a slightly negligent breach of a material contractual obligation and (ii) Stratasys shall not be liable for damages caused by a slightly negligent breach of a non-material contractual obligation.
	15.2.2	The aforesaid limitation of liability shall not apply to any mandatory statutory liability, in particular, to liability under the German Product Liability Act, liability for assuming a specific guarantee or liability for culpably caused personal injuries.
	15.2.3	You are required to take all reasonable measures to avoid and reduce damages, in particular to make back-up copies of the Software and your computer data subject to the provisions of this License.
	15.3.4	You acknowledge that the limitations and exclusions in this License are necessary and reasonable provisions, and that the Software would not be licensed by Stratasys and its suppliers, or would be licensed at significantly higher rates, in the absence of such limitations and exclusions.

If you have any questions regarding this License or if you wish to request any information from Stratasys please use the address and contact information included with this product to contact the applicable Stratasys office serving your jurisdiction, which is available from Stratasys, or online at www.stratasys.com.

Stratasys, Inc.
7665 Commerce Way
Eden Prairie, Minnesota, 55344-2080 USA
+ 1.800.937.3010 (US toll free)
E-mail: info@stratasys.com
Web site: www.stratasys.com

ATTACHMENT 9

Contacts

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*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 10

*** Guidelines

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*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 11

Propose Exclusivity and Timing for the SRS and Build Base

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*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.

ATTACHMENT 12

HP Trademarks*

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* The parties inadvertently failed to attach Attachment 12 to the executed agreement. Accordingly, Attachment 12 does not exist.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.